FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC   20549


                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


DATE OF REPORT (Date of earliest event reported):   April 16, 2001

                  CANTERBURY INFORMATION TECHNOLOGY, INC.
           (Exact name of registrant as specified in its charter)

      Pennsylvania                0-1558                23-2170505
(State or other juris-          (Commission           (IRS Employer
diction of incorporation)       File Number)        Identification No.)

                             1600 Medford Plaza
                          Route 70 & Hartford Road
                         Medford, New Jersey 08055
                  (Address of Principal Executive Offices)

               Registrant's telephone number:  (609) 953-0044














                                  FORM 8-K

ITEM 5.   OTHER EVENTS

     On April 6, 2001, the Registrant held a Special Meeting of Shareholders. At the meeting, the Shareholders approved the Board of Directors' decision to amend the Certificate of Incorporation to change the Company's name from Canterbury Information Technology, Inc. to Canterbury Consulting Group, Inc. The Amendment to the Certificate of Incorporation was sent for filing on April 16, 2001 and will be implemented on April 30, 2001. This was done to Better describe the Company's current and future business focus. The stock trading symbol on the NASDAQ National Market will remain the same: "CITI".

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     C.   Exhibits

          (1) Amendment to the Certificate of Incorporation of Canterbury Information Technology, Inc. changing the name to Canterbury Consulting Group, Inc.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CANTERBURY CONSULTING GROUP, INC.
                         BY:  /s/Kevin McAndrew
                              ------------------------------
                              KEVIN MCANDREW, Executive Vice President
Dated:  April 16, 2001         and Chief Financial Officer
























                            EXHIBIT 1
      ARTICLES OF AMENDMENT - DOMESTIC BUSINESS CORPORATION

     In compliance with the requirements of 15 Pa.C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is:  Canterbury Information Technology, Inc.


2. The (a) address of this corporation's current registered office in this Commonwealth or (b) the name of its commercial registered office provide and the county of venue is:

(a).  105 North Watts Street, Philadelphia, Pa. 19107-1983

(b).  M. Burr Keim Company, Philadelphia

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and office publication purposes.

3.   The statute by or under which it was incorporated is:  BCL
Approved May 5, 1933, P.L. 364

4.   The date of its incorporation is:  March 19, 1981

5.   (Check, and if appropriate complete, one of the following):

     X    The amendment shall be effective upon filing these
     --   Articles of Amendment in the Department of State.

     --   The amendment shall be effective on ________________.

6.   (Check one of the following):

    X     The Amendment was adopted by the shareholders (or
    --    members) pursuant to 15 Pa.C.S. Section 1914(a) and (b).


          The Amendment was adopted by the board of directors
    --    pursuant to 15 Pa.C.S. Section  1914(c).


7.   (Check, and if appropriate complete, one of the following):

     X    The amendment adopted by the corporation, set forth in
     --   full, is as follows:

          RESOLVED, That Paragraph 1. of the Articles of Incorporation be amended to read as follows:

          1.   The name of  the corporation is:

               "CANTERBURY CONSULTING GROUP, INC."


     -- The amendment adopted by the corporation as set forth in full in Exhibit A attached hereto and made a part hereof.

8.   (Check if the amendment restates the Articles):

     -- The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 16th day of April, 2001.

                              CANTERBURY INFORMATION TECHNOLOGY, INC.

                              By: /s/Kevin McAndrew
                                   --------------------------------
                                   KEVIN McANDREW, Vice President
                                   and Chief Financial Officer